EXHIBIT 10.1

AMENDMENT NO. 4 TO THE

SONIDA SENIOR LIVING, INC.

2019 OMNIBUS STOCK AND INCENTIVE PLAN

THIS AMENDMENT NO. 4 TO THE SONIDA SENIOR LIVING, INC. 2019 OMNIBUS STOCK AND INCENTIVE PLAN (this “Amendment”), is made effective upon the approval of the stockholders of the Company of this Amendment (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, Sonida Senior Living, Inc. (the “Company”) maintains the Company 2019 Omnibus Stock and Incentive Plan, as amended (the “Plan”);

WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the “Board”) has the authority to amend the Plan from time to time; and

WHEREAS, the Board approved this Amendment pursuant to a resolution of the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

AMENDMENT

1.	The first sentence of Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to Article 10, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 1,797,600 Shares (the “Share Pool”) plus (a) any reserved Shares not issued or subject to outstanding awards under the 2007 Omnibus Stock and Incentive Plan For the Company, as amended (the “Prior Plan”) on the Effective Date, and (b) any Shares that are subject to an award granted under the Prior Plan that is outstanding on the Effective Date, but that ceases to be subject to the award due to the award’s forfeiture, cancelation, or expiration, or because the award is paid or settled in cash.”

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

SONIDA SENIOR LIVING, INC.

By:	/s/ Brandon M. Ribar

Name:	Brandon M. Ribar

Title:	President and Chief Executive Officer